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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 9, 1999


       MARKETPLACE INCOME PROPERTIES, A NORTH CAROLINA LIMITED PARTNERSHIP
             (Exact name of Registrant as specified in its charter)


        North Carolina               33-1889                    56-1493986
(State or other jurisdiction       (Commission                 (IRS Employer
       of incorporation)           File Number)              Identification No.)


                  201 N. Tryon St., 22nd Floor, P.O. Box 1012,
                      Charlotte, North Carolina 28201-1012
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (704) 379-9164

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ITEM 1.       Changes in Control of Registrant

              None


ITEM 2.       Acquisition or Disposition of Assets

              None


ITEM 3.       Bankruptcy or Receivership

              None


ITEM 4.       Changes in Registrant's Certifying Accountant

              On December 9, 1999, the Registrant engaged Faulkner and Thompson, P.A., to act as the Registrant's independent certified public accountant. Faulkner and Thompson, P.A. replaces Arthur Andersen, LLP, who was dismissed on December 8, 1999. There have been no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures. Also, the former accountant has issued no qualified or adverse opinion or disclaimers of opinion in the past two years.


ITEM 5.       Other Events

              None


ITEM 6.       Resignations of Registrant's Directors

              None


ITEM 7.       Financial Statements and Exhibits

              None


ITEM 8.       Change in Fiscal Year

              None


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MARKETPLACE INCOME PROPERTIES,
                                      A NORTH CAROLINA LIMITED PARTNERSHIP


                                      By:    ISC Realty Corporation,
                                             General Partner and Principal
                                             Financial Officer of the Registrant



Date       12/9/99                    By: /s/ J. Christopher Boone
     -------------------------            --------------------------------------
                                          J. Christopher Boone,
                                          President